UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-08518

GAMCO Gold Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:         1-800-422-3554

Date of fiscal year end:         December 31

Date of reporting period:         June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Caesar Bryan

GAMCO Gold Fund, Inc.

Semiannual Report — June 30, 2011

To Our Shareholders,

For the six months ended June 30, 2011, the net asset value (“NAV”) per Class AAA Share of the GAMCO Gold Fund, Inc. (the “Fund”) declined 10.47% compared with the Philadelphia Gold and Silver Index (“XAU”) decrease of 11.23%.

Enclosed are the portfolio of investments and financial statements as of June 30, 2011.

Comparative Results

Average Annual Returns through June 30, 2011 (a) (Unaudited)
	Six Months	1 Year	3 Year	5 Year	10 Year	Since Inception (7/11/94)
GAMCO Gold Fund Class AAA	(10.47)%	9.95%	5.35%	11.75%	22.87%	9.75%
Philadelphia Gold and Silver Index	(11.23)	13.23	0.99	6.98	14.21	3.46
Lipper Precious Metals Fund Average	(8.61)	19.83	9.69	14.10	22.99	8.54	(e)
Standard & Poor’s 500 Index	6.02	30.69	3.34	2.94	2.72	8.63	(e)
Class A	(10.47)	9.97	5.35	11.76	22.88	9.75
With sales charge (b)	(15.62)	3.64	3.29	10.44	22.15	9.37
Class B	(10.81)	9.09	4.56	10.90	22.07	9.33
With contingent deferred sales charge (c)	(15.27)	4.09	3.63	10.63	22.07	9.33
Class C	(10.80)	9.13	4.57	10.92	22.10	9.34
With contingent deferred sales charge (d)	(11.69)	8.13	4.57	10.92	22.10	9.34
Class I	(10.34)	10.24	5.63	11.95	22.98	9.81

In the current prospectus dated April 29, 2011, the expense ratios for Class AAA, A, B, C, and I Shares are 1.44%, 1.44%, 2.19%, 2.19%, and 1.19%, respectively. See page 8 for the expense ratios for the six months ended June 30, 2011. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days or less after the date of purchase. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. The Class AAA Shares NAV per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 23, 2002, and Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The XAU Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Lipper Precious Metals Fund Average reflects the average performance of mutual funds classified in this particular category. The Standard & Poor’s 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an index.
(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% and is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1 % maximum CDSC imposed on redemptions made within one year of purchase.
(e)	Standard & Poor’s 500 Index and the Lipper Precious Metals Fund Average since inception performance are as of June 30, 1994.

GAMCO Gold Fund, Inc.

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from January 1, 2011 through June 30, 2011

Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 01/01/11	Ending Account Value 06/30/11	Annualized Expense Ratio	Expenses Paid During Period*
GAMCO Gold Fund, Inc.
Actual Fund Return
Class AAA	$1,000.00	$895.30	1.47%	$6.91
Class A	$1,000.00	$895.30	1.47%	$6.91
Class B	$1,000.00	$891.90	2.22%	$10.41
Class C	$1,000.00	$892.00	2.22%	$10.41
Class I	$1,000.00	$896.60	1.22%	$5.74
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.50	1.47%	$7.35
Class A	$1,000.00	$1,017.50	1.47%	$7.35
Class B	$1,000.00	$1,013.79	2.22%	$11.08
Class C	$1,000.00	$1,013.79	2.22%	$11.08
Class I	$1,000.00	$1,018.74	1.22%	$6.11

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of June 30, 2011:

GAMCO Gold Fund, Inc.

North America	54.1%
United Kingdom	20.7%
Australia	14.9%

Africa	9.0%
Latin America	1.4%
Other Assets and Liabilities (Net)	-(0.1)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (‘SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended March 31, 2011. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Gold Fund, Inc.

Schedule of Investments — June 30, 2011 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS — 99.8%
	METALS AND MINING — 99.8%
	Africa — 9.0%
510,500	AngloGold Ashanti Ltd., ADR	$18,869,906	$21,486,945
1,775,249	Gold Fields Ltd., ADR	24,117,852	25,900,883
300,000	Harmony Gold Mining Co. Ltd., ADR	2,798,934	3,966,000
329,609	Witwatersrand Consolidated Gold Resources Ltd.†	3,998,630	1,949,830

		49,785,322	53,303,658

	Australia — 15.0%
241,833	Allied Gold Mining plc†	795,458	814,929
166,667	Allied Gold Mining plc, CDI†	625,740	529,123
3,569,000	Centamin Egypt Ltd.†	3,935,579	7,179,076
2,000,000	Conquest Mining Ltd.†	1,054,147	890,214
3,125,000	Integra Mining Ltd.†	1,523,550	1,474,752
500,000	Kingsgate Consolidated Ltd.	1,702,739	4,290,188
200,000	Medusa Mining Ltd.	907,988	1,413,617
1,637,079	Newcrest Mining Ltd. (a)	47,713,598	66,301,700
500,000	Perseus Mining Ltd.†	1,380,601	1,399,762
5,776,946	Red 5 Ltd.†	951,008	712,545
2,976,000	Red 5 Ltd., ASE†	491,967	367,068
1,500,000	Silver Lake Resources Ltd.†	1,204,636	3,217,641

		62,287,011	88,590,615

	Latin America — 1.4%
214,800	Compania de Minas Buenaventura SA, ADR	2,791,334	8,158,104

	North America — 53.7%
319,000	Agnico-Eagle Mines Ltd., New York	4,097,637	20,138,470
322,892	Agnico-Eagle Mines Ltd., Toronto	3,353,486	20,415,733
49,800	Alacer Gold Corp., OTC†	163,969	416,776
270,000	Alacer Gold Corp., Toronto†	797,229	2,262,015
5,500,000	Alexandria Mineral Corp.† (b)	965,101	855,410
80,000	Allied Nevada Gold Corp.†	2,074,491	2,829,600
476,400	Barrick Gold Corp., New York	16,871,840	21,576,156
182,661	Barrick Gold Corp., Toronto	4,839,575	8,293,561
150,000	Detour Gold Corp.†	1,843,172	4,347,037
700,000	Eastmain Resources Inc.†	1,088,727	834,673
754,900	Eldorado Gold Corp., New York	1,623,064	11,127,226
66,333	Eldorado Gold Corp., Toronto	868,827	978,712
467,500	Eldorado Gold Corp., Toronto (c)	6,123,301	6,897,739
100,000	Extorre Gold Mines Ltd.†	1,142,739	1,286,744
455,000	Franco-Nevada Corp.	11,035,074	16,983,773
298,000	Franco-Nevada Corp. (b)	5,568,765	11,123,438
321,000	Freeport-McMoRan Copper & Gold Inc.	3,224,353	16,980,900

Shares		Cost	Market Value

85,000	Gold Resource Corp.	$1,091,597	$2,119,050
73,150	Goldcorp Inc., New York	722,937	3,530,951
748,058	Goldcorp Inc., Toronto	4,102,301	36,183,219
1,050,000	Golden Predator Corp.† (b)	810,019	992,898
1,100,000	Golden Predator Corp.† (a)	644,606	1,094,925
500,000	Golden Queen Mining Co. Ltd.†	279,474	1,472,342
1,500,000	Golden Queen Mining Co. Ltd.†	974,222	4,417,025
1,500,000	Golden Queen Mining Co. Ltd.† (c)	656,888	4,417,026
100,000	Guyana Goldfields Inc.†	899,169	710,249
452,000	IAMGOLD Corp., New York	3,131,462	8,479,520
54,000	IAMGOLD Corp., Toronto	540,422	1,015,667
100,000	International Minerals Corp.†	795,402	779,066
375,000	Kinross Gold Corp., New York	3,430,864	5,925,000
587,189	Kinross Gold Corp., Toronto	11,221,809	9,272,527
100,000	La Mancha Resources Inc.†	229,537	240,552
170,000	MAG Silver Corp.†	995,437	1,699,207
1,400,000	Merrex Gold Inc.† (a)(c)	716,883	633,625
595,071	Newmont Mining Corp.	24,386,371	32,115,982
300,000	Northgate Minerals Corp.†	876,975	777,645
355,000	Osisko Mining Corp.†	1,962,954	5,517,601
120,000	Osisko Mining Corp.† (c)	817,996	1,865,104
1,555,556	Papuan Precious Metals Corp.† (a)(b)	711,802	444,352
100,000	Petaquilla Minerals Ltd.†	72,626	66,359
2,440,000	Petaquilla Minerals Ltd.† (b)	2,447,342	1,619,161
50,000	Queenston Mining, Inc.†	381,605	354,606
170,000	Royal Gold Inc.	7,562,816	9,956,900
1,075,000	SEMAFO Inc.†	3,228,901	8,237,078
600,000	SEMAFO Inc.† (c)	970,533	4,597,439
1,100,000	Torex Gold Resources Inc.†	1,338,291	1,984,551
4,100,000	Wesdome Gold Mines Ltd.	6,040,214	10,202,706
629,390	Yamana Gold Inc., New York	3,900,717	7,319,806
243,444	Yamana Gold Inc., Toronto	1,275,154	2,831,254

		152,898,676	318,221,356

	United Kingdom — 20.7%
100,000	Avocet Mining plc†	368,016	345,467
1,420,500	Fresnillo plc	13,966,995	31,963,357
2,340,152	Hochschild Mining plc	14,668,243	17,261,845
285,000	Hummingbird Resources plc†	746,553	567,191
863,200	Randgold Resources Ltd., ADR	5,201,673	72,551,960

		34,951,480	122,689,820

	TOTAL COMMON STOCKS	302,713,823	590,963,553

	WARRANTS — 0.3%
	North America — 0.3%
5,500,000	Alexandria Mineral Corp., expire 08/03/11† (a)(b)(d)	0	6,182
62,500	Franco-Nevada Corp., expire 03/13/12† (b)	400,665	340,220
87,500	Franco-Nevada Corp., expire 06/16/17†	0	553,424

See accompanying notes to financial statements.

GAMCO Gold Fund, Inc.

Schedule of Investments (Continued) — June 30, 2011 (Unaudited)

Shares		Cost	Market Value

	WARRANTS (Continued)
	North America (Continued)
525,000	Golden Predator Corp., expire 09/08/12† (a)(b)(d)	$0	$133,424
275,000	Golden Predator Corp., expire 11/04/12† (a)(c)(d)	0	99,145
50,015	Kinross Gold Corp., expire 09/03/13†	160,892	59,119
63,800	Kinross Gold Corp., Cl. D, expire 09/17/14†	304,045	162,072
700,000	Merrex Gold Inc., expire 09/30/12† (a)(c)(d)	0	61,968
495,000	New Gold Inc., expire 04/03/12† (c)	108,702	28,229
777,778	Papuan Precious Metals Corp., expire 09/09/11† (a)(b)(d)	0	22,082
2,440,000	Petaquilla Minerals Ltd., expire 01/27/14† (a)(b)(d)	0	206,607

	TOTAL WARRANTS	974,304	1,672,472

	TOTAL INVESTMENTS — 100.1%	$303,688,127	592,636,025

	Other Assets and Liabilities (Net) — (0.1)%		(603,463)

	NET ASSETS — 100.0%		$592,032,562

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At June 30, 2011, the market value of the fair valued securities amounted to $69,004,010 or 11.66% of net assets.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the market value of Rule 144A securities amounted to $15,743,774 or 2.66% of net assets.
(c)	At June 30, 2011, the Fund held investments in restricted securities amounting to $18,600,275 or 3.14% of net assets, which were valued under methods approved by the Board of Directors as follows (except as noted in (d), these securities are liquid):

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	06/30/11 Carrying Value Per Unit
467,500	Eldorado Gold Corp., Toronto	12/15/09	$6,123,301	$14.7545
275,000	Golden Predator Corp., Warrants expire 11/04/12	10/27/10	—	0.3605
1,500,000	Golden Queen Mining Co. Ltd.	05/24/02	656,888	2.9447
1,400,000	Merrex Gold Inc.	03/29/11	716,883	0.4526
700,000	Merrex Gold Inc., Warrants expire 09/30/12	03/29/11	—	0.0885
495,000	New Gold Inc., Warrants expire 04/03/12	03/09/07	108,702	0.0570
120,000	Osisko Mining Corp.	10/30/07	817,996	15.5425
600,000	SEMAFO Inc.	12/07/05	970,533	7.6624

(d)	Illiquid security.
†	Non-income producing security.
ADR	American Depositary Receipt
CDI	CHESS (or Australian) Depositary Interest

Geographic Diversification	% of Market Value	Market Value
North America	54.0%	$319,893,828
Europe	20.7	122,689,820
Asia/Pacific	14.9	88,590,615
Africa	9.0	53,303,658
Latin America	1.4	8,158,104

	100.0%	$592,636,025

See accompanying notes to financial statements.

GAMCO Gold Fund, Inc.

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets:
Investments, at value (cost $303,688,127)	$592,636,025
Receivable for investments sold	3,188,319
Receivable for Fund shares sold	624,557
Dividends receivable	124,637
Prepaid expenses	56,624

Total Assets	596,630,162

Liabilities:
Payable to custodian	3,221,158
Payable for Fund shares redeemed	349,684
Payable for investment advisory fees	486,691
Payable for distribution fees	127,106
Payable for accounting fees	7,500
Other accrued expenses	405,461

Total Liabilities	4,597,600

Net Assets (applicable to 18,517,292 shares outstanding)	$592,032,562

Net Assets Consist of:
Paid-in capital	$285,017,530
Accumulated net investment loss	(40,093,891)
Accumulated net realized gain on investments and foreign currency transactions	58,160,906
Net unrealized appreciation on investments	288,947,898
Net unrealized appreciation on foreign currency translations	119

Net Assets	$592,032,562

Shares of Capital Stock each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($542,253,861 ÷ 16,950,525 shares outstanding; 375,000,000 shares authorized)	$31.99

Class A:
Net Asset Value and redemption price per share ($18,110,683 ÷ 566,213 shares outstanding; 250,000,000 shares authorized)	$31.99

Maximum offering price per share (NAV÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$33.94

Class B:
Net Asset Value and offering price per share ($275,577 ÷ 8,810 shares outstanding; 125,000,000 shares authorized)	$31.28	(a)

Class C:
Net Asset Value and offering price per share ($14,120,926 ÷ 454,828 shares outstanding; 125,000,000 shares authorized)	$31.05	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($17,271,515 ÷ 536,916 shares outstanding; 125,000,000 shares authorized)	$32.17

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends - (net of foreign withholding taxes of $159,524)	$2,867,406
Interest	74

Total Investment Income	2,867,480

Expenses:
Investment advisory fees	3,204,124
Distribution fees – Class AAA	735,761
Distribution fees – Class A	22,578
Distribution fees – Class B	2,428
Distribution fees – Class C	79,557
Shareholder services fees	299,120
Custodian fees	92,567
Shareholder communications expenses	88,274
Registration expenses	47,624
Legal and audit fees	38,638
Interest expense	36,970
Directors’ fees	32,573
Accounting fees	22,500
Miscellaneous expenses	42,055

Total Expenses	4,744,769

Less:
Custodian fee credits	(95)

Net Expenses	4,744,674

Net Investment Loss	(1,877,194)

Net Realized and Change in Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	58,167,054
Net realized loss on foreign currency transactions	(5,904)

Net realized gain on investments and foreign currency transactions	58,161,150

Net change in unrealized depreciation on investments	(131,520,018)
Net change in unrealized appreciation on foreign currency translations	39

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(131,519,979)

Net Realized and Change in Unrealized Gain/(Loss) on Investments and Foreign Currency	(73,358,829)

Net Decrease in Net Assets Resulting from Operations	$(75,236,023)

See accompanying notes to financial statements.

GAMCO Gold Fund, Inc.

Statement of Changes in Net Assets

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations:
Net investment loss	$(1,877,194)	$(3,392,580)
Net realized gain on investments, commodities, and foreign currency transactions	58,161,150	70,636,654
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(131,519,979)	127,328,729

Net Increase/(Decrease) in Net Assets Resulting from Operations	(75,236,023)	194,572,803

Distributions to Shareholders:
Net investment income
Class AAA	—	(22,603,983)
Class A	—	(629,656)
Class B	—	(23,605)
Class C	—	(520,703)
Class I	—	(698,264)

	—	(24,476,211)

Net realized gain
Class AAA	—	(60,992,209)
Class A	—	(1,709,245)
Class B	—	(90,672)
Class C	—	(1,689,529)
Class I	—	(1,772,119)

	—	(66,253,774)

Total Distributions to Shareholders	—	(90,729,985)

Capital Share Transactions:
Class AAA	(67,753,423)	63,617,028
Class A	1,207,926	365,040
Class B	(599,303)	(970,670)
Class C	(2,310,251)	4,689,719
Class I	174,697	7,677,605

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(69,280,354)	75,378,722

Redemption Fees	6,250	16,230

Net Increase/(Decrease) in Net Assets	(144,510,127)	179,237,770
Net Assets:
Beginning of period	736,542,689	557,304,919

End of period (including undistributed net investment income of $0 and $0, respectively)	$592,032,562	$736,542,689

See accompanying notes to financial statements.

GAMCO Gold Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions								Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Loss(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees(a)		Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Loss		Operating Expenses(b)		Portfolio Turnover Rate
Class AAA
2011(c)	$35.73	$(0.09)	$(3.65)	$(3.74)	—	—	—	—	$0.00	(d)	$31.99	(10.5)%	$542,254	(0.57	)%(e)	1.47	%(e)	1%
2010	29.97	(0.18)	10.87	10.69	$(1.31)	$(3.62)	—	$(4.93)	0.00	(d)	35.73	35.7	679,244	(0.53)		1.44		7
2009	20.03	(0.23)	10.67	10.44	(0.50)	—	—	(0.50)	0.00	(d)	29.97	52.1	520,594	(0.93)		1.46		7
2008	28.11	(0.10)	(7.99)	(8.09)	—	—	—	—	0.01		20.03	(28.7)	366,855	(0.39)		1.44		10
2007	24.98	(0.15)	6.29	6.14	(0.68)	(2.27)	$(0.06)	(3.01)	0.00	(d)	28.11	24.7	484,172	(0.56)		1.46		12
2006	20.80	(0.06)	6.77	6.71	(0.49)	(2.04)	—	(2.53)	0.00	(d)	24.98	32.4	419,724	(0.24)		1.47		12
Class A
2011(c)	$35.73	$(0.09)	$(3.65)	$(3.74)	—	—	—	—	$0.00	(d)	$31.99	(10.5)%	$18,111	(0.56	)%(e)	1.47	%(e)	1%
2010	29.96	(0.19)	10.88	10.69	$(1.30)	$(3.62)	—	$(4.92)	0.00	(d)	35.73	35.7	18,954	(0.56)		1.44		7
2009	20.02	(0.23)	10.66	10.43	(0.49)	—	—	(0.49)	0.00	(d)	29.96	52.1	15,458	(0.92)		1.46		7
2008	28.09	(0.09)	(7.99)	(8.08)	—	—	—	—	0.01		20.02	(28.7)	11,752	(0.37)		1.44		10
2007	24.95	(0.14)	6.28	6.14	(0.67)	(2.27)	$(0.06)	(3.00)	0.00	(d)	28.09	24.8	15,116	(0.54)		1.46		12
2006	20.79	(0.06)	6.77	6.71	(0.51)	(2.04)	—	(2.55)	0.00	(d)	24.95	32.4	17,489	(0.22)		1.47		12
Class B
2011(c)	$35.07	$(0.23)	$(3.56)	$(3.79)	—	—	—	—	$0.00	(d)	$31.28	(10.8)%	$275	(1.41	)%(e)	2.22	%(e)	1%
2010	29.41	(0.43)	10.63	10.20	$(0.94)	$(3.60)	—	$(4.54)	0.00	(d)	35.07	34.7	939	(1.34)		2.19		7
2009	19.68	(0.41)	10.44	10.03	(0.30)	—	—	(0.30)	0.00	(d)	29.41	51.0	1,682	(1.67)		2.21		7
2008	27.82	(0.30)	(7.85)	(8.15)	—	—	—	—	0.01		19.68	(29.3)	1,314	(1.17)		2.19		10
2007	24.77	(0.35)	6.21	5.86	(0.49)	(2.27)	$(0.05)	(2.81)	0.00	(d)	27.82	23.8	2,785	(1.30)		2.21		12
2006	20.65	(0.25)	6.69	6.44	(0.28)	(2.04)	—	(2.32)	0.00	(d)	24.77	31.3	2,481	(1.00)		2.22		12
Class C
2011(c)	$34.81	$(0.21)	$(3.55)	$(3.76)	—	—	—	—	$0.00	(d)	$31.05	(10.8)%	$14,121	(1.32	)%(e)	2.22	%(e)	1%
2010	29.34	(0.42)	10.60	10.18	$(1.11)	$(3.60)	—	$(4.71)	0.00	(d)	34.81	34.7	18,318	(1.27)		2.19		7
2009	19.67	(0.42)	10.44	10.02	(0.35)	—	—	(0.35)	0.00	(d)	29.34	51.0	11,291	(1.68)		2.21		7
2008	27.79	(0.28)	(7.85)	(8.13)	—	—	—	—	0.01		19.67	(29.2)	5,892	(1.12)		2.19		10
2007	24.72	(0.34)	6.18	5.84	(0.46)	(2.27)	$(0.04)	(2.77)	0.00	(d)	27.79	23.8	9,469	(1.30)		2.21		12
2006	20.64	(0.25)	6.71	6.46	(0.34)	(2.04)	—	(2.38)	0.00	(d)	24.72	31.4	9,469	(0.99)		2.22		12
Class I
2011(c)	$35.88	$(0.05)	$(3.66)	$(3.71)	—	—	—	—	$0.00	(d)	$32.17	(10.3)%	$17,272	(0.32	)%(e)	1.22	%(e)	1%
2010	30.06	(0.09)	10.93	10.84	$(1.42)	$(3.60)	—	$(5.02)	0.00	(d)	35.88	36.1	19,088	(0.26)		1.19		7
2009	20.09	(0.19)	10.73	10.54	(0.57)	—	—	(0.57)	0.00	(d)	30.06	52.5	8,280	(0.68)		1.21		7
2008(f)	31.71	(0.03)	(11.60)	(11.63)	—	—	—	—	0.01		20.09	(36.6)	1,122	(0.13	)(e)	1.20	(e)	10

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sale charges. Total return excluding the effect of the contribution from the Fund’s Adviser of $380,000 for the year ended December 31, 2006 was 32.3%, 32.3%, 31.1%, and 31.3% for Class AAA, Class A, Class B, and Class C Shares , respectively. Total return for a period of less than one year is not annualized.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	The Fund incurred interest expense during the six months ended June 30, 2011 and the years ended December 31, 2008, 2007, and 2006. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.46%, 1.43%, 1.44%, and 1.44%, (Class AAA), 1.46%, 1.43%, 1.44%, and 1.44% (Class A), 2.21%, 2.17%, 2.19%, and 2.19% (Class B), 2.21%, 2.18%, 2.19%, and 2.19% (Class C), and 1.21% and 1.18% (Class I), respectively. For the years ended December 31, 2010 and 2009, the effect of interest expense was minimal.
(c)	For the six months ended June 30, 2011, unaudited.
(d)	Amount represents less than $0.005 per share.
(e)	Annualized.
(f)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.

See accompanying notes to financial statements.

GAMCO Gold Fund, Inc.

Notes to Financial Statements (Unaudited)

1.  Organization.  GAMCO Gold Fund, Inc. (the “Fund”) was organized on May 13, 1994 as a Maryland corporation. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is long-term capital appreciation. The Fund commenced investment operations on July 11, 1994.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

GAMCO Gold Fund, Inc.

Notes to Financial Statements (Continued) (Unaudited)

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time at which net asset value of the Fund is determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Metals and Mining
Australia	$22,288,915	$66,301,700	—	$88,590,615
North America	312,137,209	6,084,147	—	318,221,356
Other Countries (a)	184,151,582	—	—	184,151,582
Total Common Stocks	518,577,706	72,385,847	—	590,963,553
Warrants:
North America	1,114,835	495,669	$61,968	1,672,472
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$519,692,541	$72,881,516	$61,968	$592,636,025

(a)	Please refer to the Schedule of Investments for the regional classifications of these portfolio holdings.

At December 31, 2010, the market value of Level 2 securities was $3,585,007 or 0.5% of total investments. Foreign common stock was listed in Level 2 securities due to fair value procedures applied resulting from volatility in U.S. markets after the close of the foreign markets. The fair value procedures due to U.S. market volatility was applied on June 30, 2011, resulting in a transfer of the foreign common stock to Level 2 securities. This transfer amounted to $77,846,460 or 13.14% of total investments.

GAMCO Gold Fund, Inc.

Notes to Financial Statements (Continued) (Unaudited)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 6/30/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 6/30/11 †
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Warrants:
North America	$—	$—	$—	$61,968	$0	$—	$—	$—	$61,968	$61,968
TOTAL INVESTMENTS IN SECURITIES	$—	$—	$—	$61,968	$0	$—	$—	$—	$61,968	$61,968

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). The FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase or hedging against a specific transaction with respect to either the currency

GAMCO Gold Fund, Inc.

Notes to Financial Statements (Continued) (Unaudited)

in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at June 30, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

During the six months ended June 30, 2011, the Fund held no investments in forward foreign exchange contracts.

Repurchase Agreements.  The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy

GAMCO Gold Fund, Inc.

Notes to Financial Statements (Continued) (Unaudited)

proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2011, the Fund held no investments in repurchase agreements.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of June 30, 2011, refer to the Schedule of Investments.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

GAMCO Gold Fund, Inc.

Notes to Financial Statements (Continued) (Unaudited)

Determination of Net Asset Value and Calculation of Expenses.  Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.

Distributions to Shareholders.  Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. GAAP. These differences are primarily due to differing treatments of income and gains on passive foreign investment companies and other investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund including deemed distributions on shareholder redemptions.

The tax character of distributions paid during the years ended December 31, 2010 was as follows:

Distributions paid from:
Ordinary income	$24,071,836
Net long-term capital gains	66,658,149

Total distributions paid	$90,729,985

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an

GAMCO Gold Fund, Inc.

Notes to Financial Statements (Continued) (Unaudited)

unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$303,688,373	$296,085,749	$(7,138,097)	$288,947,652

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2011, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Fund pays each Director who is not considered to be an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive a $2,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Distribution Plan.  The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser, serves as Distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Co. at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

GAMCO Gold Fund, Inc.

Notes to Financial Statements (Continued) (Unaudited)

5.  Portfolio Securities.  Purchases and sales of securities for the six months ended June 30, 2011, other than short-term securities and U.S. Government obligations, aggregated $13,481,627 and $93,854,554, respectively.

6.  Transactions with Affiliates.  During the six months ended June 30, 2011, Gabelli & Co. informed the Fund that it retained $9,997 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2011, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

7.  Line of Credit.  The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the LIBOR rate plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At June 30, 2011 borrowings outstanding under the line of credit amounted to $3,199,000.

The average daily amount of borrowings outstanding under the line of credit during the six months ended June 30, 2011 was $5,177,304 with a weighted average interest rate of 1.44%. The maximum amount borrowed at any time during the six months ended June 30, 2011 was $20,053,000.

8.  Capital Stock.  The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from Gabelli & Co., through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through Gabelli & Co., or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Co.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the six months ended June 30, 2011 and the year ended December 31, 2010 amounted to $6,250 and $16,230, respectively. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to

GAMCO Gold Fund, Inc.

Notes to Financial Statements (Continued) (Unaudited)

which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

Transactions in shares of capital stock were as follows:

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	1,576,775	$52,359,848	4,394,429	$150,331,262
Shares issued upon reinvestment of distributions	—	—	2,248,407	80,178,242
Shares redeemed	(3,636,403)	(120,113,271)	(5,005,687)	(166,892,476)

Net increase/(decrease)	(2,059,628)	$(67,753,423)	1,637,149	$63,617,028

Class A
Shares sold	112,317	$3,718,043	223,893	$7,544,557
Shares issued upon reinvestment of distributions	—	—	56,071	1,999,485
Shares redeemed	(76,622)	(2,510,117)	(265,357)	(9,179,002)

Net increase	35,695	$1,207,926	14,607	$365,040

Class B
Shares issued upon reinvestment of distributions	—	—	1,599	$55,977
Shares redeemed	(17,976)	$(599,303)	(32,003)	(1,026,647)

Net decrease	(17,976)	$(599,303)	(30,404)	$(970,670)

Class C
Shares sold	57,138	$1,831,737	230,496	$7,711,132
Shares issued upon reinvestment of distributions	—	—	56,226	1,953,295
Shares redeemed	(128,598)	(4,141,988)	(145,304)	(4,974,708)

Net increase/(decrease)	(71,460)	$(2,310,251)	141,418	$4,689,719

Class I
Shares sold	107,660	$3,587,686	443,986	$14,089,459
Shares issued upon reinvestment of distributions	—	—	67,632	2,421,921
Shares redeemed	(102,696)	(3,412,989)	(255,077)	(8,833,775)

Net increase	4,964	$174,697	256,541	$7,677,605

9.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a

GAMCO Gold Fund, Inc.

Notes to Financial Statements (Continued) (Unaudited)

$5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11.  Subsequent Events.  Effective August 1, 2011, G.distributors, LLC, an affiliate of the Adviser and the Fund, succeeded Gabelli & Co. as distributor of the Fund’s shares.

Management has evaluated the impact on the Fund of all additional subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

GAMCO Gold Fund, Inc.

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contemplates that the Board of Directors (the “Board”) of GAMCO Gold Fund, Inc. (the “Fund”), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Board Members”), are required to annually review and re-approve the terms of the Fund’s existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Investment Advisory Agreement (the “Advisory Agreement”) with Gabelli Funds, LLC (the “Adviser”) for the Fund.

More specifically, at a meeting held on February 15, 2011, the Board, including the Independent Board Members, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

1)	The nature, extent, and quality of services provided by the Adviser.

The Board reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services for the Fund, including monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulation. The Board noted that, in addition to managing the investment program for the Fund, the Adviser provided certain non-advisory and compliance services, including services for the Fund’s Rule 38a-1 compliance program.

The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Fund that are affiliated with the Adviser and that the Adviser further provided services to shareholders of the Fund who had invested through various programs offered by third party financial intermediaries (“Participating Organizations”). The Board evaluated these factors based on its direct experience with the Adviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, Investment Servicing (US) Inc. (“BNY”) to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, had not diminished over the past year, and that the quality of service continued to be high.

The Board reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Advisory Agreement, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources was adequate, and (v) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general. The Board also focused on the Adviser’s reputation and long standing relationship with the Fund. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

2)	The performance of the Fund and the Adviser.

The Board reviewed the investment performance of the Fund, on an absolute basis, as compared with its Lipper peer group of other SEC registered funds, and against the Fund’s broad based securities market benchmark as reflected in the Fund’s prospectus and annual report. The Board considered the Fund’s one, three, five and ten year average annual total return for the periods ended December 31, 2010, but placed greater emphasis on the Fund’s longer term performance. The peer group considered by the Board was developed by Lipper and was comprised of other precious metals funds (the “Performance Peer Group”). The Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s objectives, strategies, limitations, and restrictions. In reviewing the performance of the Fund, the Board noted that the Fund’s performance was above the median for the five year period, at the median for the ten year period, and below the median for the one year and three year periods. The Board concluded that the Fund’s performance was reasonable in comparison with that of the Performance Peer Group.

In connection with its assessment of the performance of the Adviser, the Board considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Advisory Agreement. The Board concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

3)	The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.

In connection with the Board’s consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for the Fund against comparative Lipper expense peer group (“Expense Peer Group”). The Board also considered comparative non-management fee expenses and comparative total fund expenses of the Fund and the Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board Members considered both the comparative contract rates as well as the level of advisory fees after waivers and/or reimbursements, with respect to the Expense Peer Group. The Board noted that the Fund’s advisory fee and expense ratio were higher than average when compared with those of the Expense Peer Group.

The Board also reviewed the fees charged by the Adviser to provide similar advisory services to other registered investment companies or accounts with similar investment objectives, noting that the fees charged by the Adviser were the same or lower than the fees charged to the Fund.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2010. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to the Fund. With respect to the Fund analysis, the Board received an analysis based on the Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.

4)	The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board also reviewed data from the Expense Peer Group to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board noted the Fund’s current size and concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Fund were to experience significant asset growth. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5)	Other Factors

In addition to the above factors, the Board also discussed other benefits received by the Adviser from its management of the Fund. The Board considered that the Adviser does use soft dollars in connection with its management of the Fund.

Based on a consideration of all these factors in their totality, the Board, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.    (Multiclass) Team Managed

Gabelli Blue Chip Value Fund

Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value.    (Multiclass)

Portfolio Manager:  Barbara G. Marcin, CFA

GAMCO Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Susan M. Byrne

FOCUSED VALUE

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Portfolio Manager:  Nicholas F. Galluccio

Gabelli Woodland Small Cap Value Fund

Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Elizabeth M. Lilly, CFA

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass) Portfolio Manager:  Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

MICRO-CAP

GAMCO Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass) Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income.    (Multiclass)

Co-Portfolio Managers:  Susan M. Byrne

Mark R. Freeman, CFA

GAMCO Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities.    (Multiclass)

Portfolio Manager:  Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund (formerly GAMCO Global Convertible Securities Fund)

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation.    (Multiclass)

Co-Portfolio Managers:  Christopher C. Desmarais

John M. Segrich, CFA

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

GAMCO Gold Fund

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.    (Multiclass)

Portfolio Manager:  Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager:  Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager:  Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.    (Multiclass)

Portfolio Managers:  Charles L. Minter

Martin Weiner, CFA

FIXED INCOME

GAMCO Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.    (Multiclass)

Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity.    (No-load)

Co-Portfolio Managers:  Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

Distributed by Gabelli & Company, Inc., One Corporate Center, Rye, NY 10580.

GAMCO Gold Fund, Inc.

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA

Chairman and Chief
Executive Officer

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer

Cerutti Consultants, Inc.

Anthony J. Colavita

President

Anthony J. Colavita, P.C.

Werner J. Roeder, MD

Medical Director

Lawrence Hospital

Anthonie C. van Ekris Chairman BALMAC International, Inc. Salvatore J. Zizza Chairman Zizza & Co., Ltd. Daniel E. Zucchi President Daniel E. Zucchi Associates

Officers and Portfolio Manager
Caesar Bryan Portfolio Manager Peter D. Goldstein Chief Compliance Officer	Bruce N. Alpert President and Secretary Agnes Mullady Treasurer

Distributor
Gabelli & Company, Inc.*

Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company

Legal Counsel
Paul Hastings LLP

*	Effective August 1, 2011, the Distributor of the Fund changed to G.distributors, LLC.

This report is submitted for the general information of the shareholders of GAMCO Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB008Q211SR

GAMCO

GAMCO

Gold

Fund,

Inc.

SEMIANNUAL REPORT

JUNE 30, 2011

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAMCO Gold Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/7/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/7/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	9/7/11

* Print the name and title of each signing officer under his or her signature.